EXHIBIT 32.2 - CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sycamore Networks, Inc. (the “Company”) on Form 10-Q for the period ending October 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony J. Petrillo, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

/s/ Anthony J. Petrillo

Anthony J. Petrillo
Principal Financial Officer and Treasurer

December 10, 2015